March 12, 2003

                           DREYFUS SHORT-INTERMEDIATE
                               MUNICIPAL BOND FUND

                            Supplement to Prospectus
                              Dated August 1, 2002


     On December 18, 2003, shareholders voted to permit the fund to issue multiple classes of shares. Accordingly, effective March 12, 2003, the fund will add Class A, Class B and Class P shares, and your existing shares will be renamed Class D shares. In addition, the fund will change its name to "DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND."

     As Class D shareholders, you will continue to have all of the same rights and privileges you currently enjoy, except as follows:

     o You no longer will pay a 1% redemption fee for shares sold within 30 days of purchase.

     o The fund's earnings for Saturdays, Sundays and holidays will be declared as dividends on the preceding business day. Currently, such earnings are declared as dividends on the following business day.

     o For any matter submitted to shareholder vote that affects the entire fund, Class D shareholders will vote together with Class A, Class B and Class P shareholders. Class D shareholders will vote separately with regard to matters affecting only Class D shares.

     o When purchasing additional shares of the fund, you should specify "Class D shares."



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